SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant    [_]

Check the appropriate box:
[ ]  Preliminary Proxy Statement              [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[_]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[_]  Soliciting Material Under Rule 14a-12


                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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          0-11.

    (1)   Title of each class of securities to which transaction applies:

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    (2)   Aggregate number of securities to which transaction applies:

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    (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)   Proposed maximum aggregate value of transaction:

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

    [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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


                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
                      c/o Oppenheimer Asset Management Inc.
                                 200 Park Avenue
                            New York, New York 10166

Dear Shareholder:

     You are cordially invited to attend a special meeting of Shareholders of Advantage Advisers Multi-Sector Fund I, a Delaware business trust (the "Trust"), to be held on July 24, 2006 at 11:00 a.m. (Eastern time) at the offices of Schulte Roth & Zabel LLP located at 919 Third Avenue, New York, New York 10022 (the "Meeting").

     At the Meeting, Shareholders of the Trust will be asked to vote: (1) to elect six persons to serve as Trustees of the Trust, to serve until their respective successors have been duly elected and qualified and (2) to transact such other business as may properly come before the Meeting and any adjournments thereof. Please read the Proxy Statement carefully in deciding how to vote.

     To help you understand the proposal and why Shareholders are being asked to vote, we have attached the following "Questions and Answers." They are designed to help answer questions you may have and to help you cast your vote, and are being provided as a supplement to, not as a substitute for, the Proxy Statement, which we urge you to review carefully.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOUR VOTE IS NEEDED. Whether or not you plan to attend the Meeting, please complete, sign and return the enclosed Proxy Card promptly. A postage-paid envelope is enclosed for this purpose. If you attend the Meeting and wish to vote in person, you may revoke your proxy at that time.

     We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                                     Sincerely yours,

                                                     Bryan McKigney
                                                     Chief Executive Officer

  SHAREHOLDERS ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE AT THE TOLL
    FREE NUMBER LISTED ON THE PROXY CARD. CALL YOUR ACCOUNT REPRESENTATIVE OR OPPENHEIMER ASSET MANAGEMENT INC. AT 212-440-4616 IF YOU HAVE ANY QUESTIONS
                      REGARDING THE VOTING OF YOUR SHARES.

                              QUESTIONS AND ANSWERS

     At a Special Meeting of the Shareholders of Advantage Advisers Multi-Sector Fund I (the "Trust") to be held on July 24, 2006, Shareholders will have the opportunity to vote on a proposal relating to the Trust. We recommend that you carefully read the enclosed Proxy Statement, which describes the proposal in detail. The following "Questions and Answers" are provided for your convenience.

Q:   WHY IS THE TRUST HOLDING A MEETING TO ELECT TRUSTEES?

A: At the special meeting, the Shareholders will vote on a proposal to elect six persons to serve as Trustees of the Trust. Three of the persons, Lawrence K. Becker, Luis Rubio and Janet L. Schinderman, were elected by the Shareholders on July 26, 2004 and are currently serving as Trustees. Bryan McKigney is currently the Chief Executive Officer and a Trustee of the Trust. Mr. McKigney was appointed by the other Trustees as the Chief Executive Officer of the Trust on September 23, 2004 and elected by the other Trustees as a Trustee to the Board on December 1, 2004. Jesse H. Ausubel and James E. Buck are new nominees proposed on March 1, 2006 by the Nominating Committee to the Board having concluded that it was appropriate that the Trust gain the benefit of their expertise. Messrs. Ausubel and Buck currently serve as board members of other funds in the Advantage Advisers fund complex. This election will help assure continued compliance with the provisions of the Investment Company Act of 1940 (the "1940 Act") requiring that a majority of the Trustees be elected by Shareholders and allowing the appointment of a new Trustee by the Board only if, after such appointment, at least two-thirds of the Trustees have been elected by the Shareholders.

     We urge you to review the enclosed Proxy Statement. In the Proxy Statement, you will be asked to vote on the proposal to elect these six nominees.

Q:   HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A: The Board recommends that Shareholders vote "FOR ALL" of the persons nominated by the Board and listed on the proxy card to serve as Trustees of the Trust.

Q:   HOW DO I VOTE/WHERE SHOULD I CALL IF I HAVE QUESTIONS?

A: Whether or not you attend the Meeting, you may vote by using one of the following options:

         o By phone: Call the toll-free number listed on the front of the proxy card to vote by phone. Have your number which is located in the box available for reference. The automatic system will prompt you on how to vote. Do not mail the paper proxy card; or

         o By internet: Log on to the website located on the front of the proxy card. Have the number which is located in the box available for reference. The system will prompt you on how to vote. Do not mail the paper proxy card.

     If you attend the Meeting, you may revoke your proxy at that time and vote in person.

[ADVANTAGE ADVISERS LOGO]


                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                   June 7, 2006

To the Shareholders of Advantage Advisers Multi-Sector Fund I:

     A Special Meeting of Shareholders (the "Meeting") of Advantage Advisers Multi-Sector Fund I (the "Trust") will be held on July 24, 2006 at 11:00 a.m.
(EST), at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

     The Meeting will be held for the following purposes:

     1. To elect six persons to serve as Trustees of the Trust; and

     2. To transact such other business as may properly come before the Meeting and any adjournments thereof.

     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Meeting in person. Shareholders of record at the close of business on May 31, 2006 have the right to vote at the Meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOUR VOTE IS NEEDED. Shareholders who do not expect to attend the Meeting are urged to complete, sign and return the enclosed proxy card as soon as possible in the enclose postage-paid envelope. Additional procedures you may use to vote are described on the enclosed proxy card. If you attend the Meeting, you may vote in person.

     The Trust will furnish, without charge, copies of the Trust's most recent annual report and semi-annual report to Shareholders upon request. Please call 1-888-697-9661 to request copies of these reports.

     If you have any questions, please call your account representative or Oppenheimer Asset Management Inc. at 1-212-440-4616.

                                    By Order of the Board of Trustees of
                                    Advantage Advisers Multi-Sector Fund I

                                    Bryan McKigney
                                    Chief Executive Officer

                       WE NEED YOUR PROXY VOTE IMMEDIATELY

     YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST SCHEDULED FOR JULY 24, 2006 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED AT THE MEETING. IN THAT EVENT, THE TRUST WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING THE TRUST TO HOLD THE MEETING AS SCHEDULED, SO PLEASE VOTE YOUR PROXY IMMEDIATELY. ADDITIONAL PROCEDURES YOU MAY NEED TO VOTE ON ARE DESCRIBED ON THE ENCLOSED PROXY CARD.

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
                      c/o Oppenheimer Asset Management Inc.
                                 200 Park Avenue
                            New York, New York 10166

           Special Meeting of Shareholders to be held on July 24, 2006

                                 PROXY STATEMENT

     This Proxy Statement and enclosed Proxy Card are being furnished to Shareholders in connection with the solicitation of proxies by the Board of Trustees (the "Board of Trustees" or the "Board") of Advantage Advisers Multi-Sector Fund I (the "Trust") for use at a Special Meeting of Shareholders to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, on July 24, 2006 at 11:00 a.m. (Eastern time)(the "Meeting"). This Proxy Statement and the accompanying form of proxy are first being mailed to Shareholders on or about June 7, 2006.

     It is expected that the solicitation of proxies will be primarily by mail. The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by the Trust. Advantage Advisers, L.L.C. (the "Investment Adviser"), the Trust's officers, and the administrator or transfer agent may assist in the solicitation of proxies by telephone, telegraph, facsimile or personal interview. The Trust has retained D.F. King & Co., Inc. to solicit proxies from Shareholders. In connection with its services for soliciting proxies, D.F. King & Co., Inc. is being paid a fee of $1,000 plus costs by the Trust, and is being reimbursed by the Trust for certain out-of-pocket expenses related to its services. If the Trust records proxy votes by telephone, it will use procedures to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy card or by attending the Meeting and electing to vote in person. In addition, a Shareholder can notify the Trust of revocation by calling the toll-free number listed on the proxy card. Proxies given by telephone may be revoked at any time before they are voted in the same manner as proxies given by mail.

     The following summarizes the proposals to be voted on at the Meeting.

PROPOSALS

1.   To elect six persons to serve as Trustees of the Trust; and

2. To transact such other business as may properly come before the Meeting and any adjournments thereof.

     At the special meeting, the Shareholders will vote on a proposal to elect six persons to serve as Trustees of the Trust. Three of the persons, Lawrence K. Becker, Luis Rubio and Janet L. Schinderman, were elected by the Shareholders on July 26, 2004 and are currently serving as Trustees. Bryan McKigney is currently the Chief Executive Officer and a Trustee of the Trust. Mr. McKigney was appointed by the other Trustees as the Chief Executive Officer of the Trust on September 23, 2004 and elected by the other Trustees as a Trustee to the Board on December 1, 2004. Jesse H. Ausubel and James E. Buck are new nominees proposed on March 1, 2006 by the Nominating Committee to the Board having concluded that it was appropriate that the Trust gain the benefit of their expertise.

     A Proxy Card is enclosed with respect to the shares you own in the Trust. If the Proxy is executed and returned properly, the shares represented by it will be voted at the Meeting in accordance with your instructions. Each share is entitled to one vote. The close of business on May 31, 2006 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournment. As of the close of business on the Record Date, the number of outstanding shares of the Trust was 3,236,198.

     If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

     THE TRUST'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR ALL" OF THE PERSONS NOMINATED BY THE BOARD TO SERVE AS TRUSTEES OF THE TRUST.

DATED: JUNE 7, 2006

PROPOSAL 1:       ELECTION OF SIX PERSONS TO SERVE AS TRUSTEES OF THE TRUST

     At the Meeting, Shareholders will vote on a proposal to elect six nominees ("Nominees") to serve as Trustees of the Trust. The nominees are Jesse H. Ausubel, Lawrence K. Becker, James E. Buck, Luis Rubio and Janet L. Schinderman, each of whom is not an "interested person," as defined by the Investment Company Act of 1940 Act, as amended (the "1940 Act"), of the Trust (the "Independent Trustees"), and Bryan McKigney. Jesse H. Ausubel and James E. Buck are new nominees proposed by the Nominating Committee of the Board on March 1, 2006. Lawrence K. Becker, Luis Rubio and Janet L. Schinderman were elected to the Board by the Shareholders on July 26, 2004. Mr. Rubio and Ms. Schinderman have served as Trustees since the Trust's inception. Mr. Becker has served as Trustee since October 29, 2003. Mr. McKigney was appointed by the other Trustees as the Chief Executive Officer of the Trust on September 23, 2004 and elected by the other Trustees as a Trustee to the Board on December 1, 2004. Mr. McKigney is an "interested person," as defined by the 1940 Act, of the Trust. The Board has determined to have each of the present Trustees and new nominees stand for election at this time. This election will help assure continued compliance with the 1940 Act provisions regarding the election of Trustees, and should help reduce the need for a meeting of Shareholders in the foreseeable future for that purpose.

     The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the Nominees to serve as Trustees. The Nominees each have consented to stand for election and to serve if elected. If elected, a Nominee will serve for a term of indefinite duration until his or her successor is elected and qualified, or his or her earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any Nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the presently serving Trustees.

     Information regarding the Nominees, including brief biographical information, as reported to the Trust by each Nominee, is set forth below.

                                                                                                            (5)
                                                   (3)                                                   Number of
                                                 Term of                                                 Portfolios
                                    (2)          Office/                       (4)                        in Fund
             (1)                Position(s)     Length of            Principal Occupation(s)              Complex
        Name, Address            Held With        Time               During Past 5 Years and            Overseen by
           and Age               the Trust       Served              other Directorships Held           Nominee (1,2)
-----------------------    ---------------    ------------     --------------------------------------   -------------
Jesse H. Ausubel, 54         None             N/A              Mr. Ausubel serves as a director for           3
c/o Oppenheimer Asset                                          the Richard Lounsbery Foundation and
Management Inc.                                                the Program for the Human Environment.
200 Park Avenue,                                               He is also a Senior Research Associate
24th Floor New York,                                           at The Rockefeller University. He is a
NY 10166                                                       Program Director for the Alfred P.
                                                               Sloan Foundation and an Adjunct
                                                               Scientist at the Woods Hole
                                                               Oceanographic Institution. Mr. Ausubel
                                                               also serves as Manager of Whistler and
                                                               Xanthus.

                                                                                                            (5)
                                                   (3)                                                   Number of
                                                 Term of                                                 Portfolios
                                    (2)          Office/                       (4)                        in Fund
             (1)                Position(s)     Length of            Principal Occupation(s)              Complex
        Name, Address            Held With        Time               During Past 5 Years and            Overseen by
           and Age               the Trust       Served              other Directorships Held           Nominee (1,2)
-----------------------    ---------------    ------------     --------------------------------------   -------------

Lawrence K. Becker, 50       Trustee          Indefinite;      Mr. Becker is a private investor in            5
c/o Oppenheimer Asset                         Since            real estate management concerns. From
Management Inc.,                              October 29,      February 2000 through June 2003, he was
200 Park Avenue,                              2003             Vice President - Controller/ Treasurer
24th Floor, New York,                                          for National Financial Partners, which
NY 10166                                                       specializes in financial services
                                                               distribution. Prior to that, Mr. Becker
                                                               was a Managing Director -
                                                               Controller/Treasurer of Oppenheimer
                                                               Capital (which is not affiliated with
                                                               Oppenheimer Asset Management Inc.) and
                                                               its Quest for Value Funds. Mr. Becker
                                                               is a licensed certified public
                                                               accountant. Mr. Becker serves as the
                                                               treasurer of The France Growth Fund,
                                                               Inc. Mr. Becker also serves as Manager
                                                               of the Funds. Mr. Becker is also
                                                               Director of the Asia Tigers Fund, Inc.
                                                               and The India Fund, Inc.

James E. Buck, 70            None             N/A              Mr. Buck retired in 2002 as Senior Vice        3
c/o Oppenheimer Asset                                          President and Secretary of the New York
Management Inc.                                                Stock Exchange, Inc. (the "Exchange")
200 Park Avenue,                                               and the subsidiaries of the Exchange,
24th Floor New York,                                           including the NYSE Foundation. Mr. Buck
NY 10166                                                       also serves as manager of Whistler and
                                                               Xanthus.

Bryan McKigney(3), 47        Trustee,         Indefinite term  Mr. McKigney is a Managing Director            5
c/o Oppenheimer Asset        President        as Trustee;      and the Chief Administrative Officer
Management Inc.              and              Since December   of Oppenheimer Asset Management Inc.
200 Park Avenue,             CEO              1, 2004; One     He has been in the financial services
24th Floor New York,                          year term as     industry since 1981 and has held
NY 10166                                      President and    various management positions at
                                              CEO; Since       Canadian Imperial Bank of Commerce
                                              September 23,    (1993-2003) and the Chase Manhattan
                                              2004             Bank N.A. (1981-1993). Mr. McKigney
                                                               also serves as Manager of the Funds.

                                                4

                                                                                                            (5)
                                                   (3)                                                   Number of
                                                 Term of                                                 Portfolios
                                    (2)          Office/                       (4)                        in Fund
             (1)                Position(s)     Length of            Principal Occupation(s)              Complex
        Name, Address            Held With        Time               During Past 5 Years and            Overseen by
           and Age               the Trust       Served              other Directorships Held           Nominee (1,2)
-----------------------    ---------------    ------------     --------------------------------------   -------------

Luis Rubio, 49               Trustee          Indefinite;      Dr. Rubio is President of Centro de            5
c/o Oppenheimer Asset                         Since            Investigation Para el Desarrollo, A.C.
Management Inc.,                              January 21,      (Center of Research Development) (2000
200 Park Avenue,                              2002             to present) and a director of the same
24th Floor, New York,                                          organization (1984 to 2000), an
NY 10166                                                       Adjunct Fellow of the Center for
                                                               Strategic and International Studies
                                                               (1993 to present). He was a Member of
                                                               the Advisory Board of the National
                                                               Council of Science and Technology of
                                                               Mexico (1994 to 2002) and was a
                                                               Director of the Human Rights Commission
                                                               of Mexico City (1994 to 2002). He is a
                                                               Director of India Fund, Inc and the
                                                               Asia Tigers Fund, Inc. Mr. Rubio serves
                                                               as Manager of the Funds.

Janet L. Schinderman, 55     Trustee          Indefinite;      Ms. Schinderman has been Associate             5
c/o Oppenheimer Asset                         Since January    Dean for Special Projects and
Management Inc., 200                          21, 2002         Secretary  to the Board of Overseers at
Park Avenue,                                                   Columbia  Business School of Columbia
24th Floor, New York,                                          University since 1990 and Executive
NY 10166                                                       Assistant to the President of Illinois
                                                               Institute of Technology (1987 to 1990).
                                                               Ms. Schinderman also serves as
                                                               Manager of the Funds.

1. In addition to the Trust, the Advantage Advisers fund complex consists of the following four funds, each of which is a registered closed-end investment company: Advantage Advisers Whistler Fund, L.L.C. ("Whistler"), Advantage Advisers Xanthus Fund, L.L.C. ("Xanthus"), Advantage Advisers Troon Fund, L.L.C. ("Troon") and Advantage Advisers Augusta Fund, L.L.C. ("Augusta") (collectively, the "Funds").

2. Messrs. Ausubel and Buck also are nominated to serve on the Board of Managers of Augusta and Troon. If Messrs. Ausubel and Buck are elected to serve on the board of the Trust, Augusta and Troon, Messrs. Ausubel and Buck would each oversee 5 portfolios in the fund complex.

3. Mr. McKigney is an "interested person," as defined by the 1940 Act, of the Trust ("Interested Trustee") because of affiliation with the Investment Adviser.

Audit Committee

     The Board formed an Audit Committee, consisting of the Independent Trustees, which meets semi-annually at a minimum, and may meet more frequently as needed. The Board recently revised and approved a written charter for the Audit Committee on October 26, 2005, a copy of which is attached to this Proxy Statement as Annex II. Mr. Becker has been appointed as Chairman of the Audit Committee and has been designated as an "audit committee financial expert." The Audit Committee has, as its primary purpose, oversight responsibility with respect to: (i) the adequacy of the Trust's accounting and financial reporting processes, policies and practices; (ii) the integrity of the Trust's financial statements and the independent audit thereof; (iii) the adequacy of the Trust's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (iv) the Trust's compliance with certain legal and regulatory requirements; (v) determining the qualification and independence of the Trust's independent auditors; and (vi) the Trust's internal audit function. To the extent there are Trustees who are not members of the Audit Committee, the Audit Committee members shall report its activities to the full Board on a regular basis and make such recommendations as the Audit Committee may deem necessary or appropriate.

     Each of the Trustees and Audit Committee members then serving attended at least 75% of the total number of meetings of the Board and, if a member, meetings of the Audit Committee, held during the year ended September 30, 2005. Currently, 80% of the Trustees are Independent Trustees. If all of the nominees are elected by the Shareholders, then the percentage of Independent Trustees will be 83%.

Audit Committee Report

     In connection with the preparation of the Trust's audited financial statements for the fiscal year ended September 30, 2005, the Audit Committee has: (i) reviewed and discussed the Trust's audited financial statements for the fiscal year ended September 30, 2005; (ii) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU A4 380); (iii) received the written disclosures and a letter from Ernst & Young LLP ("E&Y") regarding, and discussed with E&Y, its independence; and (iv) recommended to the Board that the audited financial statements of the Trust for the fiscal year ended September 30, 2005 be included in the Trust's annual report to Shareholders filing with the Securities and Exchange Commission (the "SEC").

Lawrence K. Becker, Chairman of Audit Committee
Luis F. Rubio
Janet L. Schinderman


Nominating Committee

     The Board also formed a Nominating Committee pursuant to a Nominating Committee Charter, a copy of which is attached to this Proxy Statement as Annex
III. The Trust does not maintain a website and does not make the Nominating Committee Charter available through any website. The Nominating Committee, comprised of the Independent Trustees, exists principally for the purpose of recommending and selecting persons to serve in the capacity of Independent Trustee. The Nominating Committee was established on February 27, 2004 at a meeting of the Board. In reviewing and evaluating a potential nominee the Nominating Committee considers relevant factors, including, but not limited to:
(i) whether the nominee is an "interested person", as defined under the 1940 Act, of the Trust; (ii) whether the nominee has any relationships with the Trust, the Investment Adviser or its service providers that might impair the nominee's independence; (iii) whether the nominee can devote the time necessary to properly fulfill his or her responsibilities; (iv) what contribution the nominee can make to the Board and the Trust, considering the nominee's experience, education and other facts deemed relevant by the Nominating Committee; and (v) the nominee's character and integrity. The Nominating Committee will consider nominees recommended by Shareholders in written requests addressed to the attention of the Nominating Committee in care of the Trust and which include biographical data regarding the proposed nominee and set forth the qualifications of the proposed nominee. Nominees recommended by Shareholders will be evaluated based on the previously identified criteria.

Board Meetings

     The most recent fiscal year of the Trust ended on September 30, 2005. During that fiscal year, the Board held five in person and five meetings by conference telephone of the Board of Trustees and held three meetings by conference telephone and two in person meetings of a sub-committee of the Trustees. The Audit Committee held meetings. The Nominating Committee held no meetings.

Trustee Compensation

     The following table sets forth certain information regarding the compensation received by the Independent Trustees for the fiscal year ended September 30, 2005, from the Trust and from all investment companies for which the Investment Adviser or an affiliated person of the Investment Adviser serves as investment adviser. No compensation is paid by the Trust to the Interested Trustee. Although the Board approves the compensation of the Chief Compliance Officer, such compensation is paid by an affiliate of the Investment Adviser.

                                               (3)                    (4)
                          (2)         Pension or Retirement        Estimated            (5)
                       Aggregate       Benefits Accrued as           Annual            Total
         (1)          Compensation           Part of             Benefits Upon     Compensation
   Name of Trustee     from Trust        Trust Expenses            Retirement    from Fund Complex
--------------------  ------------    ---------------------      -------------   -----------------
Lawrence K. Becker     $12,800                $0                      $0             $54,800
Sol Gittleman*            *                    0                      0                 *
Brian McKigney**          0                    0                      0                [0]
Luis Rubio              11,400                 0                      0              47,000
Janet L. Schinderman    12,800                 0                      0              54,800

*  Sol Gittleman resigned as a Trustee on August 16, 2005.
** Interested Trustee.

     Prior to March 1, 2006, the Independent Trustees were each paid an annual retainer of $7,000 and per meeting fees of $700 (or $100 in the case of telephonic meetings) by the Trust, and were reimbursed by the Trust for their reasonable out-of-pocket expenses. In addition, each of the Independent Trustees, as an Audit Committee member, were paid a per-meeting fee of $100 for any Audit Committee meeting not held contemporaneously with an in-person or telephonic meeting of the Board. Effective March 1, 2006, the Independent Trustees are each paid by the Trust an annual retainer of $7,000 and per-meeting fees of: $1,000 for attendance at in-person meetings of the Trust; $1,000 for attendance at in-person meetings of one or more committees of the Trust of which such Independent Trustee is a member that are held on any day other than the day of a meeting of the Trustees; and $250 for participation in any telephonic meetings of the Trust or any committee thereof that are held on any given day (except that participating Independent Trustees will be paid $1,000 for certain substantive telephonic meetings). The independent Trustees are reimbursed by the Trust for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Trust. In addition, the Board proposed and approved that Mr. Buck, if elected by Shareholders, would be paid an additional retainer of $2,500 per year as "lead Independent Trustee." The Board does not have a compensation committee.

     Information regarding officers of the Trust not mentioned above and their principal occupations is set forth in Annex I hereto.

Nominee Equity Ownership

     The following table sets forth, as of May 25, 2006, with respect to each Nominee, certain information regarding the beneficial ownership of equity securities of the Trust and of the Funds.
                                                            Aggregate Dollar
                               Dollar Range of               Range of Equity
                              Equity Securities          Securities of the Trust
   Name of Nominee              of the Trust                  and the Funds
---------------------      ---------------------         -----------------------
Jesse H. Ausubel                   None                           None
Lawrence K. Becker                 None                           None
James E. Buck                      None                           None
Bryan McKigney               $50,001-$100,000               $50,001-$100,000
Luis Rubio                         None                           None
Janet L. Schinderman               None                           None


     As of May 25, 2006, none of the Independent Trustees, nor the immediate family members of the Independent Trustees, beneficially owned or owned of record securities in the Investment Adviser or OAM or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Investment Adviser or OAM.

Independent Public Accountants

     E&Y was selected by the Audit Committee and ratified by the Board, including each of the Independent Trustees, at a meeting held on July 27, 2005, to serve as the independent accountants for the Trust for the fiscal year ended September 30, 2006 and has served in such capacity since the Trust's inception. Although a representative of E&Y can attend and make a statement at the Meeting if E&Y wishes, no representative is expected to be at the Meeting. However, a representative of E&Y will be available by telephone to respond to appropriate questions during the meeting.

Audit Fees

     For the fiscal years ended September 30, 2004 and September 30, 2005, respectively, the aggregate fees billed by E&Y for professional services rendered for the audit of the Trust's annual financial statements were $135,000 and $147,950.

Audit-Related Fees

     For the fiscal years ended September 30, 2004 and September 30, 2005, respectively, the aggregate fees billed by E&Y for assurance and related services reasonably related to the performance of the audit of the Trust's annual financial statements were $3,500 and $5,000.

     To the extent required by applicable law, the Audit Committee pre-approves:
(i) all audit and non-audit services that the independent auditors provide to the Trust, and (ii) all non-audit services that the independent auditors provide to the Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee. On July 27, 2005, the Audit Committee authorized Lawrence Becker, and, in his absence, any other Audit Committee member, to pre-approve, on an ongoing basis, all usual and customary non-audit and audit-related services provided by E&Y in the event that such pre-approval is necessary before the next regularly scheduled meeting of the Audit Committee.

Tax Fees

     For the fiscal years ended September 30, 2004 and September 30, 2005, respectively, the aggregate fees billed by E&Y for tax return preparation and other tax-related services provided the Trust were $75,000 and $40,000.

All Other Fees

     For the fiscal years ended September 30, 2004 and September 30, 2005, respectively, there were no fees billed by E&Y for services provided to the Trust other than those described above.

Aggregate Non-Audit Fees

     For the fiscal years ended September 30, 2004 and September 30, 2005, respectively, the aggregate non-audit fees billed by E&Y for services provided to the Trust and the Investment Adviser and entities controlling, controlled by or under common control with the Investment Adviser were $1,724,764 and $393,254.

     In connection with selecting E&Y to serve as the independent accountants for the Trust, the Audit Committee considered whether the provision of other services to the Investment Adviser or entities controlling, controlled by or under common control with the Investment Adviser that were not pre-approved by the Audit Committee was compatible with maintaining E&Y's ndependence.

                       THE BOARD OF TRUSTEES RECOMMENDS A
                 VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES

                               VOTING INFORMATION


Required Vote

     To become effective, Proposal 1 requires the affirmative vote of a plurality of the votes cast in person or by proxy. For more information, see "Voting Information - Quorum."

Record Date

     Only Shareholders of record at the close of business on May 31, 2006 will be entitled to vote at the Meeting. On that date, the number of outstanding shares of the Trust was [ ]. All shares of the Trust will vote in the aggregate.

     You should send your proxy in by one of the following methods:

     o By mail: Mark, sign and date the enclosed proxy card and return in the enclosed envelope;

     o By phone: Call the toll-free number listed on the front of the proxy card to vote by phone. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The automatic system will prompt you on how to vote. Do not mail the paper proxy card; or

     o By internet: Log on to the website listed on the proxy card. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The system will prompt you on how to vote. Do not mail the paper proxy card.

     If you attend the Meeting, you may vote in person.

     In accordance with Section 3806 of the Delaware Statutory Trust Act, Shareholders may authorize the persons named as proxies to vote their shares by telephone, telegram or other electronic means.

Revocation of Proxies and Abstentions

     A shareholder giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Trust a written notice of revocation; (ii) submitting to the Trust a subsequently executed proxy; (iii) attending the Meeting and voting in person; or (iv) notifying the Trust of revocation by calling the toll-free number listed on the proxy card. Proxies given by telephone or via the Internet may be revoked at any time before they are voted in the same manner as proxies given by mail.

Quorum

     The holders of a majority of the Shares entitled to vote at the meeting present in person or by proxy shall constitute a quorum. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker non-votes will not affect the outcome of voting on Proposal 1.

     In the event that a quorum is not present at the Meeting (or at any adjournment thereof) or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares that are represented at the Meeting in person or by proxy. If a quorum is not present, all proxies will be voted in favor of adjournment. However, if a quorum is present at the Meeting but it appears that one or more proposals may not receive shareholder approval, the persons named as proxies may propose an adjournment of the Meeting.

     For an adjournment to occur, sufficient votes to adjourn must be voted in favor of adjournment. The persons named as proxies will vote the following shares in favor of adjournment:

     o all shares for which they are entitled to vote in favor of (i.e. "FOR") any of the proposals that will be considered at the adjourned meeting; and

     o   abstentions and broker non-votes.

     The persons named as proxies will vote the following shares against adjournment:

     o all shares for which they must vote "AGAINST" all proposals that will be considered at an adjourned meeting.

     A shareholder vote may be taken with respect to the Trust on any (but not all) of the proposals prior to any such adjournment as to which sufficient votes have been received for approval.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment of the Meeting, and the Board is not aware of such matter a reasonable period of time prior to the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Trust.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners and Management

     As of May 25, 2006, the Investment Adviser, the Chief Executive Officer and the Trustees and Officers as a group held of record the shares of the Trust set forth in the table below.

     This information is based upon information received from or on behalf of the individuals or entities named below. The address of each beneficial owner listed in the table is Advantage Advisers Multi-Sector Fund I, c/o Oppenheimer Asset Management Inc., 200 Park Avenue, New York, New York 10166.

                                                  Amount and Nature    Percent
                           Name and Address         of Beneficial        of
   Title of Class        of Beneficial Owner         Ownership          Class
------------------   ------------------------     -----------------  ---------
Common Shares            Investment Adviser          5,936.842           *
Common Shares              Bryan McKigney              2,213             *
Common Shares         Trustees and Officers            2,213             *
                            as a group

* Less than one percent.


     As of May 25, 2006, there were no Shareholders owning of record or known by the Trust to own beneficially 5% or more of the outstanding shares of the Trust.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under the federal securities laws, (i) a Trustee or officer of the Trust;
(ii) a direct or indirect beneficial owner of greater than 10% of any class of equity security of the Trust, and (iii) the Investment Adviser, investment sub-advisers, and certain affiliated persons thereof (altogether "insiders") are required to report their initial ownership of Trust securities upon becoming an insider and any subsequent changes in their ownership to the Securities and Exchange Commission. The Trust notes that its securities do not trade on any secondary market and that it offers to repurchase 5% of its outstanding securities at the end of the first three quarters of each year and 25% of its outstanding securities at year end, in each case, at net asset value.

     Based solely upon a review of Forms 3, 4, and/or 5 (or written representations in lieu thereof) furnished to the Trust pursuant to Rule 16a-3(e), the Trust notes that the following persons were late in filing their respective Form 3: Advantage Advisers Inc., Oppenheimer Asset Management Inc., Oppenheimer Holdings, Inc., KBW Asset Management, Inc., KBW, Inc., KBW Partners, L.L.C., Kilkenny Capital Management, L.L.C., Alkeon Capital Management, L.L.C., Lenard Brafman, Marshall Dornfeld, Alan Kaye, Reuben Kopel, Vineet Bhalla, Stephen Beach, Deborah Kaback, Michael O'Brien, Mary Johnstone, Michael Walsh, Elizabeth Foster, Panayotis Sparaggis and Gregory Boye. As of the date hereof, said late Form 3 reports have been filed. The Trust also notes that in reporting Trust shares acquired by the Investment Adviser, it appears that the Investment Adviser has reported an incorrect number of Trust shares.

Annual and Semi-Annual Reports

     The Trust will furnish, without charge, copies of the Trust's most recent annual report and semi-annual report to Shareholders upon request. Please call 1-888-697-9661 or write PFPC Inc., which is located at Mailstop: W3-F103-01-H, 103 Bellevue Parkway, Wilmington, DE 19809 to request copies of these reports.

Householding

     Only one proxy statement is being delivered to multiple Shareholders sharing an address unless the Trust has received contrary instructions from one or more of the Shareholders. The Trust will deliver promptly upon request a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders can notify the Trust that they would like to receive a separate copy of the proxy statement by submitting a request in writing to the Trust at: c/o Oppenheimer Asset Management Inc., 200 Park Avenue, 24th Floor, New York, New York 10166,
Attention: Chief Executive Officer, or via telephone at 1-212-440-4616. Shareholders sharing an address and receiving multiple copies of proxy statements may request to receive a single copy by contacting the Trust as set forth above.

Shareholder Proposals

     The Trust does not hold annual meetings. Pursuant to SEC rules, Shareholders wishing to submit proposals for inclusion in a proxy statement for the Trust's next meeting of Shareholders must submit such proposals a reasonable time before the Trust begins to print and mail the proxy materials for such meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the Securities Exchange Act of 1934. Because the Trust does not hold regular meetings of Shareholders, no anticipated date for the next meeting can be provided. Any Shareholder wishing to present a proposal for inclusion in the proxy materials for the next meeting of the Shareholders should submit such proposal to the Trust at: c/o Oppenheimer Asset Management Inc., 200 Park Avenue, 24th Floor, New York, New York 10166.

Communication with the Board

     The Board, including all of the Independent Trustees, has adopted a policy that any communications by Shareholders intended for the Board should be sent to the Trust at the address listed on the first page hereof and, if management deems it appropriate, it will forward any such communication to the Board (or applicable Trustee) or disclose it to the Board (or Trustee) at its next regular meeting.

Appraisal Rights

     As a Shareholder, you will not have appraisal rights in connection with Proposal 1.

Results of Voting

     Shareholders will be informed of the voting results of the Meeting in the Trust's next annual report, which will be sent to Shareholders on or before November 29, 2006.

Expenses

     The Trust will bear the expense of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures. In connection with its services for soliciting proxies, D.F. King & Co., Inc. is being paid a fee of $1,000 plus costs by the Trust and is being reimbursed by the Trust for certain out-of-pocket expenses related to its services.

Administrator

     PFPC Inc., which is located at 103 Bellevue Parkway, Wilmington, DE 19809, is the administrator for the Trust.

Principal Distributor

     Oppenheimer & Co. Inc., 125 Broad Street, New York, New York 10004 acts as the principal distributor for the Trust.

Investment Adviser

     The Investment Adviser for the Trust is located at 200 Park Avenue, New York, New York 10166.

                                                                         Annex I


  OFFICERS OF THE TRUST THAT ARE EMPLOYEES OF OPPENHEIMER ASSET MANAGEMENT INC.


     Name, Address                  Position(s) Held With
      and Age (1)                   The Trust (Since)(2)                     Principal Occupation(s) During Past 5 Years
---------------------         ---------------------------------       --------------------------------------------------------
Vineet Bhalla, 46             Principal Financial Officer (July       Mr. Bhalla has been a Senior Vice President at
                              2005)                                   Oppenheimer Asset Management since May 2005. From July
                                                                      2002 to May 2005, he was an Assistant Vice President at
                                                                      Zurich Capital Markets, Inc, a Director of the Client
                                                                      Service Group at GlobeOp Financial Services, and a
                                                                      Senior Consultant at Capital Markets Company. Prior to
                                                                      that, he was a Vice President at Blackrock Financial
                                                                      Management since June 1999. Mr. Bhalla is a Certified
                                                                      Public Accountant. He graduated with an MBA from Saint
                                                                      Mary's University, Halifax, Canada in 1986.

Stephen C. Beach, 52          Chief Compliance Officer (March 2005)   Since February 2005, Mr. Beach has been the Chief
                                                                      Compliance Officer for Oppenheimer Asset Management.
                                                                      Prior to that, he had his own law firm with a focus on
                                                                      mutual funds, investment advisers and general securities
                                                                      law, beginning in 2001. Mr. Beach obtained an LL.M. in
                                                                      Taxation at Temple University School of Law during the
                                                                      period 1999-2001.

Deborah Kaback, 54            Chief Legal Officer and Vice            Ms. Kaback has been a Senior Vice President at
                              President (July 2003)                   Oppenheimer Asset Management since June 2003. She was
                                                                      Executive Director of CIBC World Markets Corp. from July
                                                                      2001 through June 2003. Prior to that, she was
                                                                      Vice-President and Senior Counsel of Oppenheimer Funds,
                                                                      Inc. from November 1999 through July 2001. Prior to
                                                                      that, she was Senior Vice President and Deputy General
                                                                      Counsel at Oppenheimer Capital from April 1989 through
                                                                      November 1999.

_________________

(1) The address of each officer is: c/o Oppenheimer Asset Management Inc., 200 Park Avenue, 24th Floor, New York, New York 10166.

(2) Officers are not compensated by the Trust.

                                                                        Annex II

                             AUDIT COMMITTEE CHARTER

                                October 26, 2005

     This charter sets forth the purpose, authority and responsibilities of the Audit Committee of the Board of Managers/Board of Directors/Board of Trustees (each, a "Board") of each investment company set forth on Exhibit A (each, a "Fund" and collectively, the "Funds").

Purposes

     The Audit Committee of the Board (the "Committee") has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund's financial statements and the independent audit thereof; (c) the adequacy of the Fund's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund's compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund's independent auditors; and (f) the Fund's internal audit function.

     The function of the Committee is oversight; it is the responsibility of the Fund's investment adviser (the "Adviser") to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit.

Authority

     The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund and approve the fees payable to such advisors and any other terms of their retention. The Committee has the authority and responsibility to retain and terminate the Fund's independent auditors. In connection therewith, the Committee must evaluate the independence of the Fund's independent auditors and receive the auditors' specific representations as to their independence.

Composition and Term of Committee Members

     The Committee shall be comprised of the Managers/Directors/Trustees who are "Independent," which term shall mean each Manager/Director/Trustee (i) who is not an "interested person," as defined in the Investment Company Act of 1940, as amended, of the Fund; and (ii) who has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving as a Manager/ Director/Trustee or member of the Committee or any other committee of the Board). The members of the Committee shall designate one member to serve as Chairman of the Committee.

     Each member of the Committee shall serve until a successor is appointed.

     The Board shall determine whether: the Committee has at least one member who is an "audit committee financial expert" ("ACFE"), as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

Meetings

     The Committee shall meet on a regular basis, no less frequently than semi-annually, and is empowered to hold special meetings as circumstances require. Periodically, the Committee shall meet to discuss with management the Fund's annual audited financial statements and semi-annual financial statements. Periodically, the Committee should meet separately with management, the Fund's administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Adviser or the Fund's legal counsel (or counsel to the Independent Board members) or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.

     Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, one member of the Committee shall constitute a quorum for the purpose of taking any action.

Duties and Powers of the Committee

     The duties and powers of the Committee include, but are not limited to, the following:

     o bear direct responsibility for the appointment, compensation, retention and oversight of the work of the Fund's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and the independent auditors must report directly to the Committee;

     o set the compensation of the independent auditors, such amount to be paid by the Fund;

     o evaluate the independence of the Fund's independent auditors, including whether the auditors provide any consulting services to the Adviser or its affiliated companies, and receive the auditors' specific representations as to their independence;

     o to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Fund's independent auditors provide to the Fund, and (ii) all non-audit services that the Fund's independent auditors provide to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee;

     o meet with the Fund's independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit(s); (iii) consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) review the form of opinion the auditors propose to render to the Managers and the members of the Fund;

     o review reports prepared by the Fund's independent auditors detailing the fees paid to the Fund's independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission ("SEC")); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm's tax division, except those services related to the audit, including tax compliance, tax planning and tax advice) and (iv) other services (includes financial information systems implementation and design);

     o ensure that the Fund's independent auditors prepare and deliver annually to the Committee a written statement (the "Auditors' Statement") describing: (i) the auditors' internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Fund, including each non-audit service provided to the Fund and the matters set forth in Independence Standards Board No. 1;

     o receive and review a written report (or update, with respect to a semi-annual filing), as of a date 90 days or less prior to the filing of the Fund's annual (or semi-annual) report with the SEC, to the Committee from the Fund's independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Fund's management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors;
         (iii) material written communications between the auditor and management of the Fund; and (iv) all non-audit services provided to any entity in the Fund's investment company complex that were not pre-approved by the Committee;

     o oversee the Fund's internal controls and annual and semi-annual financial reporting process, including results of the annual audit. Oversee internal accounting controls relating to the activities of the Fund's custodian and administrator and the Adviser through the periodic review of reports, discussions with appropriate officers and consideration of reviews provided by internal audit staff;

     o meet with the Fund's internal auditors (or other personnel responsible for the internal audit function) following an internal audit of the Fund to discuss significant risks and exposures, if any, to the Fund's risk management processes and system of internal controls, and the steps taken to monitor and minimize such risks;

     o review of any issues brought to the Committee's attention by independent auditors or the Fund's management, including those relating to any deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data, any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls;

     o review and evaluate the qualifications, performance and independence of the lead partner of the Fund's independent auditors;

     o require the Fund's independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the Fund to provide any services other than audit, review or attest services;

     o resolve any disagreements between the Fund's management and independent auditors concerning the Fund's financial reporting;

     o to the extent there are Managers/Trustees/Directors who are not members of the Committee, report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

     o review the Committee's charter at least annually and recommend for adoption by the Board any material changes that the Committee believes to be necessary or appropriate;

     o   review policies with respect to risk assessment and risk management;

     o review hiring policies for employees or former employees of the Fund's independent accountants;

     o   establish and maintain the procedures set forth in Exhibit B regarding:
         (i) the receipt, retention and treatment of complaints received by the Funds or the Adviser regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Funds, the Adviser, any sub-adviser, administrator, principal underwriter or provider of accounting-related services of concerns regarding questionable accounting or auditing matters; and

     o review such other matters as may be appropriately delegated to the Committee by the Board.

                                                                       EXHIBIT A

1. ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

2. ADVANTAGE ADVISERS TROON FUND, L.L.C.

3. ADVANTAGE ADVISERS WHISTLER FUND, L.L.C.

4. ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

5. ADVANTAGE ADVISERS MULTI-SECTOR FUND I

                                                                       EXHIBIT B

                            WHISTLEBLOWER PROCEDURES

(a)  Responsibilities of Audit Committee of the Fund (the "Audit Committee")
     -----------------------------------------------------------------------
     With Respect to Specified Complaints
     ------------------------------------

     (i) The Audit Committee shall receive, retain, investigate and act on complaints and concerns of Covered Persons** ("Reports") regarding:

           (1) questionable accounting, internal accounting controls and auditing matters, including those regarding the circumvention or attempted circumvention of internal accounting controls or that would otherwise constitute a violation of the Fund's accounting policies (each an "Accounting Allegation");

           (2) compliance with legal and regulatory requirements ("Legal Allegation"); and

           (3) retaliation against Covered Persons who make Accounting Allegations or Legal Allegations ("Retaliatory Act").

     (ii) In the discretion of the Audit Committee, responsibilities of the Audit Committee created by these procedures may be delegated to the Chairman of the Audit Committee.

(b)  Procedures for Receiving Reports
     --------------------------------

     (i) Any Report that is made directly to management, whether openly, confidentially or anonymously, shall be promptly reported to the Audit Committee.

     (ii) Each Report forwarded to the Audit Committee by management and each Report that is made directly to the Audit Committee, whether openly, confidentially or anonymously, shall be reviewed by the Audit Committee, who may, in their discretion, consult with any member of management who is not the subject of the allegation and who may have appropriate expertise to assist the Audit Committee. The Audit Committee shall determine whether the Audit Committee or management should investigate the Report, taking into account the considerations set forth in Section C below.

           (1) If the Audit Committee determines that management should investigate the Report, the Audit Committee shall notify the Fund's Chief Legal Officer in writing of that conclusion. Management shall thereafter promptly investigate the Report and shall report the results of its investigation, in writing, to the Audit Committee. Management shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results.

________________________

** For purposes of these Procedures, "Covered Person" means any "Fund Covered Person" or "Vendor Covered Person"; "Fund Covered Persons" means officers of the Fund as well as those employees of the Fund's investment adviser and sub-adviser that provide services on behalf of those entities to the Fund; and "Vendor Covered Persons" means those employees of the Fund's custodian, administrator, transfer agent, auction agent and other third-party agents that, pursuant to agreements with the Fund, provide services to or on behalf of the Fund.

           (2) If the Audit Committee determines that it should investigate the Report, the Audit Committee shall promptly determine what professional assistance, if any, it needs in order to conduct the investigation. The Audit Committee shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results.

(c) Considerations Relative To Whether the Audit Committee or Management Should
    ---------------------------------------------------------------------------
    Investigate a Report
    --------------------

     In determining whether management or the Audit Committee should investigate a Report, the Audit Committee shall consider, among any other factors that are appropriate under the circumstances, the following:

     (i) Who is the alleged wrongdoer? If an executive officer, senior financial officer or other high management official is alleged to have engaged in wrongdoing, that factor alone may militate in favor of the Audit Committee conducting the investigation.

     (ii) How serious is the alleged wrongdoing? The more serious the alleged wrongdoing, the more appropriate that the Audit Committee should undertake the investigation. If the alleged wrongdoing would constitute a crime involving the integrity of the financial statements of the Fund, that factor alone may militate in favor of the Audit Committee conducting the investigation.

     (iii) How credible is the allegation of wrongdoing? The more credible the allegation, the more appropriate that the Audit Committee should undertake the investigation. In assessing credibility, the Audit Committee should consider all facts surrounding the allegation, including but not limited to whether similar allegations have been made in the press or by analysts.

(d)  Protection of Whistleblowers
     ----------------------------

     Consistent with the policies of the Fund, the Audit Committee shall not retaliate, and shall not tolerate any retaliation by management or any other person or group, directly or indirectly, against anyone who, in good faith, makes an Accounting Allegation or Legal Allegation, reports a Retaliatory Act or provides assistance to the Audit Committee, management or any other person or group, including any governmental, regulatory or law enforcement body, investigating a Report. The Audit Committee shall not, unless compelled by judicial or other legal process, reveal the identity of any person who makes an Accounting Allegation or Legal Allegation or reports a Retaliatory Act and who asks that his or her identity as the person who made such Report remain confidential and shall not make any effort, or tolerate any effort made by any other person or group, to ascertain the identity of any person who makes a Report anonymously.

(e)  Records
     -------

     The Audit Committee shall retain for a period of seven years all records relating to any Accounting Allegation or Legal Allegation or report of a Retaliatory Act and to the investigation of any such Report.

(f)  Procedures for Making Complaints
     --------------------------------

     In addition to any other avenue available to a Covered Person, any Covered Person may report to the Audit Committee openly, confidentially or anonymously any Accounting Allegation or Legal Allegation or report of a Retaliatory Act. Accounting Allegations, Legal Allegations and reports of a Retaliatory Act can be made orally or in writing to the Chairman of the Audit Committee at (917) 656-4599. Such Reports can also be made directly to management openly, confidentially or anonymously by contacting the Fund's Chief Legal Officer in writing or in person at (212) 667-4395.

                                                                       Annex III

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I

                          NOMINATING COMMITTEE CHARTER

ORGANIZATION

The Nominating Committee (the "Committee") of Advantage Advisers Multi-Sector Fund I (the "Fund") shall be composed solely of the members of the Board of Trustees (the "Board") who are not "interested persons," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund (the "Independent Trustees"). The Board shall nominate the members of the Committee and shall designate the Chairman of the Committee. The Chairman shall preside at each meeting of the Committee.

RESPONSIBILITIES

The Committee shall review candidates for, and make nominations of, Independent Trustees to the Board.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

In identifying and evaluating a person as a potential nominee to serve as an Independent Trustee, the Committee should consider among other factors it may deem relevant:

     o whether or not the person is an "interested person," as defined under the 1940 Act, of the Fund and whether the person is otherwise qualified under applicable laws and regulations to serve as an Independent Trustee of the Fund;

     o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with the Fund, the investment adviser of the Fund, Fund service providers or their affiliates;

     o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

     o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

     o the contribution which the person can make to the Board and the Fund, with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant; and

     o   the character and integrity of the person.

While the Committee is solely responsible for the selection and nomination of the Fund's Independent Trustees, the Committee shall accept nominations for the office of Trustee made by shareholders of the Fund ("Shareholders") as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Chairman of the Committee which include biographical information and set forth the qualifications of the proposed nominee.

QUORUM

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Trustee of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

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

                                ______________________________________________________________
                                |  EVERY SHAREHOLDER'S VOTE IS IMPORTANT                      |
                                | *** 3 EASY WAYS TO VOTE YOUR PROXIES ***                    |
PROXY TABULATOR                 |_____________________________________________________________|
P.O. BOX 859232
BRAINTREE, MA 02185-9232              VOTE BY TELEPHONE              VOTE ON THE INTERNET                VOTE BY MAIL
                                1)  Read the Proxy Statement     1)  Read the Proxy Statement      1)  Read the Proxy Statement
CONTROL NUMBER                      and have this card at hand       and have this card            2)  Check the appropriate boxes
_______________________         2)  Call toll-free at                at hand                           on this proxy card
|                      |            1-800-830-3542               2)  Log on to www.2voteproxy.com  3)  Sign and date this proxy
|______________________|        3)  Enter the control number     3)  Enter the control number          card
                                    shown on this proxy card         shown on this proxy card      4)  Mail your completed proxy
                                    and follow the recorded          and follow the on-screen          card in the enclosed
                                    instructions                     instructions                      envelope
                                4)  Do not mail this proxy       4)  Do not mail this proxy
                                    card                             card

ADVANTAGE ADVISERS MULTI-SECTOR FUND I                                    SPECIAL MEETING OF SHAREHOLDERS ON JULY 24, 2006
                                                                          PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES


The undersigned hereby appoints Stephen Beach and Deborah Kaback, jointly and severally, as proxies ("Proxies"), with full power to appoint [his/her] substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of beneficial interest in Advantage Advisers Multi-Sector Fund I (the "Trust") held of record by the undersigned at the close of business on May 31, 2006 at the Special Meeting of Shareholders of the Trust to be held at the offices of
Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 on July 24, 2006 at 11:00 a.m. (EST) and at any and all
adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated June 7, 2006.

                                                Dated: __________________

                                                PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN USING THE ENCLOSED ENVELOPE, IF
                                                YOU DO NOT WISH TO VOTE BY INTERNET AND PHONE


                                                ________________________________________________________________
                                                Signature(s):
                                                NOTE: Please date and sign exactly as name appears on this proxy card.
                                                Individuals, joint tenants and IRA investors, please sign exactly as name appears on this proxy card. With respect to entity investors, each person required to sign under the investor's governing documents must sign.
                                                Executors, administrators, trustees, etc. should give their full title. If more than one authorized signatory is required, each signatory should sign.
                                                If interests in the Fund are held jointly, each holder should sign.


                                                                                                                 OPPENHEIMER PROXY


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

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If this proxy is properly executed and received by the Fund prior to the Meeting, the interests in the Fund represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted "FOR"
the matter set forth on this proxy card, and at the discretion of the proxies on other matters that may properly come before the Meeting.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.   [ X ]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS:

1. Election of Trustees

[X]    Mark "FOR ALL" if you wish to vote for all nominees.
[X]    Mark "WITHHOLD ALL" if you wish to vote against all nominees.
[X]    Mark "FOR ALL EXCEPT" and write the number(s) of the nominee(s) on the lines below if you wish to withhold authority for any individual nominee(s).

                                                                       FOR ALL       WITHHOLD ALL         FOR ALL EXCEPT *
Nominees:
 (1) Jesse H. Ausubel, (2) Lawrence R. Becker, (3) James E. Buck,        [ ]              [ ]                   [ ]
 (4) Luis Rubio, (5) Janet L. Schinderman, (6) Bryan McKigney

List Exceptions:
                     -----------------------------------------------------------------------------------------------------

                     -----------------------------------------------------------------------------------------------------

2. To transact such other business as may properly come before the meeting or any adjournment thereof


                                              PLEASE SIGN ON REVERSE SIDE                                          AAMULTI

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